SUPPLEMENT DATED OCTOBER 13, 1995 TO
                       PROSPECTUS DATED MAY 1, 1995 FOR
                           INDIVIDUAL SINGLE PREMIUM
                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
               INDEPENDENCE LIFE VARIABLE  LIFE SEPARATE ACCOUNT
       (formerly named Keyport America Variable Life Separate Account)
                                      AND
                     INDEPENDENCE LIFE AND ANNUITY COMPANY
           (formerly named Keyport America Life Insurance Company)



------------------------------------------------------------------------------


On September 27, 1995, the Securities and Exchange Commission issued an order approving the substitution of shares of the Colonial-Keyport Strategic Income Fund for shares of the Managed Income Fund ("MIF"); the substitution of shares of the Mortgage Securities Income Fund for shares of the Colonial-Keyport U.S. Government Fund ("CKUSGF") and the substitution of shares of the Managed Assets Fund for shares of the Strategic Managed Assets Fund ("SMAF"). MIF, CKUSGF and SMAF Sub-Accounts are no longer available under the Policy for any purpose.

Effective July 13, 1995, Keyport America Life Insurance Company changed its name to Independence Life and Annuity Company.

------------------------------------------------------------------------------


                        SERVICE HOTLINE (800) 500-5512
               Issued by:  Independence Life and Annuity Company
               Distributed by:  Keyport Financial Services Corp.
        SteinRoe Trust managed by:  Stein Roe and Farnham Incorporated
                One South Wacker Drive, Chicago, Illinois 60606
        Keyport Trust managed by: Keyport Advisory Services Corp. and
             Sub-advised by Colonial Management Associates, Inc.
              One Financial Center, Boston, Massachusetts 02110

      Independence Life Service Office and Keyport Companies located at:
               125 High Street, Boston, Massachusetts 02110-2712

          KEYPORT AMERICA VARIABLE ANNUITY SEPARATE ACCOUNT PROSPECTUS
                                     for the
                Flexible Premium Variable Deferred Annuity Policy
                                   offered by
                     KEYPORT AMERICA LIFE INSURANCE COMPANY
_______________________________________________________________________________

This Prospectus describes the Flexible Premium Variable Deferred Annuity Policy ("Policy") offered by Keyport America Life Insurance Company ("Keyport America"), a stock life insurance company which is a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"). The Policies offered by this Prospectus are designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under Sections 401 or 408 of the Internal Revenue Code of 1986, as amended. THE POLICIES CEASED BEING AVAILABLE IN AUGUST 1988.

The Policyowner of a Policy may allocate net Premium Payments to one or more of the fourteen Sub-Accounts of the Keyport America Variable Annuity Separate Account (the "Separate Account"). Subject to certain restrictions, the Policyowner can transfer the total Investment Base among the Sub-Accounts. The total Investment Base of the Policy will vary in accordance with the Investment Return of the Sub-accounts selected by the Policyowner. Therefore, prior to the Annuity Date, the Policyowner bears the entire investment risk under the Policy.

Assets of each Sub-Account are invested in a corresponding Fund of the SteinRoe Variable Investment Trust ("SteinRoe Trust") and the Keyport Variable Investment Trust ("Keyport Trust"). The SteinRoe Trust has seven Funds which are available to Policyowners: Cash Income Fund ("CIF"), Mortgage Securities Income Fund ("MSIF"), Managed Income Fund ("MIF"), Managed Assets Fund ("MAF"), Strategic Managed Assets Fund (SMAF"), Managed Growth Stock Fund ("MGSF"), and Capital Appreciation Fund ("CAF"). The Keyport Trust has seven Funds which are available to Policyowners: Colonial-Keyport U.S. Government Fund ("CKUSGF"), Colonial-Keyport U.S. Fund for Growth ("CKUSFG"), Colonial-Keyport Growth and Income Fund ("CKGIF"), Colonial-Keyport Utilities Fund ("CKUF"), Colonial-Keyport Strategic Income Fund ("CKSIF"), Colonial-Keyport International Fund for Growth ("CKIFG") and Newport-Keyport Tiger Fund ("NKTF"). MIF, SMAF and CKUSGF Sub-Accounts are not available to receive either allocations of new purchase payments or transfers of Contract Value since a filing is pending with the Securities and Exchange Commission seeking its approval of the substitution of shares of CKSIF, MAF and MSIF for the shares of MIF, SMAF and CKUSGF, respectively.

The Policyowner may withdraw all or part of the Cash Value of the Policy at any time before the earlier of the Annuitant's death or the Annuity Date, although withdrawals may be subject to a Surrender Charge and tax penalty. The Policyowner has flexibility in determining the Annuity Date, on which Income Payments are scheduled to commence if the Policyowner elects a Payment Option. Income Payments are made only on a fixed basis and the Policyowner can select among several forms of Payment Options.

This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Policies and the Separate Account is available free by writing Keyport America at the mailing address shown below or by calling (800) 500-5512. The Statement of Additional Information, which has the same date as this Prospectus and may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus Must Be Accompanied Or Preceded By The Current Prospectuses For SteinRoe Variable Investment Trust And Keyport Variable Investment Trust.

Please Read This Prospectus Carefully And Retain It For Future Reference.

Executive                        Mailing
Office:   125 High Street        Address: Keyport America Service Office
          Boston, MA 02110                c/o Keyport Life Insurance Co.
                                          125 High Street
                                          Boston, MA 02110-2712

                   The Date of This Prospectus is May 1, 1995

                                TABLE OF CONTENTS

                                                                           Page

DEFINITIONS.................................................................  3
INTRODUCTION TO POLICIES....................................................  5
FEE TABLE...................................................................  8
CONDENSED FINANCIAL INFORMATION............................................. 11

THE ISSUING COMPANY......................................................... 13

THE SEPARATE ACCOUNT........................................................ 13
     Investments of the Separate Account.................................... 14
     Additions, Deletions or Substitutions of
       Investments.......................................................... 15
     Investment Management.................................................. 16

PRINCIPAL POLICY FEATURES................................................... 16
     Premium Payments....................................................... 17
     Deductions from Premium Payments....................................... 17
     Charges Against the Sub-Accounts and the Funds......................... 17
     Surrender Charge....................................................... 18
     Other Charges.......................................................... 19
     Investment Base and Cash Value......................................... 19
     Investment Return...................................................... 20

DISTRIBUTIONS UNDER THE POLICY.............................................. 20
     Surrenders and Partial Withdrawals..................................... 20
     Death Benefit.......................................................... 21
     Annuity Date........................................................... 21
     Payment Options........................................................ 21

OTHER POLICY FEATURES....................................................... 22
     Payment of Proceeds.................................................... 22
     Ownership.............................................................. 23
     Beneficiary............................................................ 23
     Policyowner Inquiries.................................................. 23

FEDERAL TAX MATTERS......................................................... 24
     Introduction........................................................... 24
     Taxation of Annuities in General....................................... 24

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT
  PROGRAM................................................................... 25

DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS................... 26

VOTING RIGHTS............................................................... 26

FINANCIAL STATEMENTS........................................................ 26

STATEMENT OF ADDITIONAL INFORMATION......................................... 27

                                   DEFINITIONS

Annuitant: The person named in the Policy and on whose life the first Income Payment is to be made.

Annuity Date: The date on which the first Income Payment is to be made if the Policyowner elects a Payment Option.

Beneficiary: The person who has the right to receive the Death Benefit set forth in the Policy.

Cash Value: The Policy's total Investment Base less any Surrender Charges.

Contingent Policyowner: The person, persons or entity named to become the new Policyowner if the Policyowner dies prior to the Annuity Date.

Income Payment: One of a series of payments made under a Payment Option.

Investment Base: The dollar amount that the Policy provides for investment at any time while the Annuitant is living and before the Annuity Date.

Non-Qualified Policy: A Policy used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401 or 408 of the Internal Revenue Code.

Payment Option: One of the methods that may be chosen by the Policyowner for receiving Income Payments.

Payee: The recipient of any proceeds under the Policy.

Policyowner: The person, persons or entity entitled to the ownership rights stated in the Policy and in whose name or names the Policy is issued.

Policy Anniversary: Any anniversary of the Policy Date.

Policy Date: The date on which the application and initial Premium Payment are received and accepted.

Policy Year: A period of 12 months starting with the Policy Date or any Policy Anniversary.

Premium Payment: An amount paid to Keyport America by the Policyowner or on the Policyowner's behalf as consideration for the benefits provided by the Policy. The net Premium Payment is the Premium Payment less any applicable premium tax.

Qualified Policy: A Policy used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401 or 408 of the Internal Revenue Code of 1986, as amended.

Sub-Account: One of fourteen subdivisions of the Separate Account established by Keyport America. The fourteen Sub-Accounts are: Cash Income Fund Sub-Account, Mortgage Securities Income Fund Sub-Account, Managed Income Fund Sub-Account, Managed Assets Fund Sub-Account, Strategic Managed Assets Fund Sub-Account, Managed Growth Stock Fund Sub-Account, Capital Appreciation Fund Sub-Account, Colonial-Keyport U.S. Government Fund, Colonial-Keyport U.S. Fund for Growth Sub-Account, Colonial-Keyport Growth and Income Fund Sub-Account, Colonial-Keyport Utilities Fund Sub-Account, Colonial-Keyport Strategic Income Fund Sub-Account, Colonial-Keyport International Fund for Growth Sub-Account and Newport-Keyport Tiger Fund Sub-Account. The Managed Income Fund Sub-Account, Strategic Managed Assets Fund Sub-Account and Colonial-Keyport U.S. Government Fund Sub-Account are not available to receive either allocations of new purchase payments or transfers of Contract Value.

Valuation Period: The period of time which starts on a Valuation Day and ends on the next succeeding Valuation Day. A Valuation Day will be each day the New York Stock Exchange is open for trading.

                            INTRODUCTION TO POLICIES

What is the purpose of the Policy?

The Policy allows a Policyowner who is a natural person to accumulate funds on a tax-deferred basis reflecting the investment performance of the assets underlying the Policy and to receive Income Payments on a fixed basis. The Policy can be purchased on a non-tax qualified basis ("Non-Qualified Policy") or it can be purchased with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Policyowner can allocate net Premium Payments to one or more of the Sub-Accounts of the Keyport America Variable Annuity Separate Account ("Separate Account"). Each Sub-Account will invest in a corresponding portfolio of the SteinRoe Variable Investment Trust ("SteinRoe Trust") and the Keyport Variable Investment Trust ("Keyport Trust"). Because the Investment Base depends on the Investment Return of the selected Sub-Accounts, the Policyowner bears the entire investment risk under the Policy prior to the Annuity Date.

What is an annuity?

The Policy provides for a series of Income Payments beginning on the Annuity Date if the Policyowner elects a Payment Option. The Policyowner may select from a number of Payment Options, including income for a fixed period, income for life, income for life with payments for 10 years guaranteed, and income for joint and survivor payees. Income Payments are made on a fixed basis.

Who are Keyport America and Keyport?

Keyport America is a life insurance company incorporated in Rhode Island and admitted in 49 states and the District of Columbia. It is a wholly-owned subsidiary of Keyport Life Insurance Company, a Rhode Island insurance company with its executive and administrative office at 125 High Street, Boston, Massachusetts and its home office at 235 Promenade Street, Providence, Rhode Island 02903. Keyport and Keyport America are both Liberty Financial Companies and ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution. Prior to January 10, 1994, Keyport America's name was Crown America Life Insurance Company.

How is Keyport America regulated?

Keyport America is subject to regulation and supervision by the Rhode Island Insurance Commissioner. In addition, Keyport America is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. Keyport America submits annual reports of its operations and finances to insurance officials in jurisdictions in which it is authorized to do business.

The Policy described in this Prospectus has been filed with, and approved where required, by insurance officials in those jurisdictions where it is sold.

What types of investments underlie the Separate Account?

Each of the fourteen Sub-Accounts of the Separate Account invests solely in a corresponding Fund of the SteinRoe Trust and the Keyport Trust. The SteinRoe Trust currently has seven Funds which are available to the Separate Account:
Cash Income Fund, Mortgage Securities Income Fund, Managed Income Fund, Managed Assets Fund, Strategic Managed Assets Fund, Managed Growth Stock Fund, and Capital Appreciation Fund. The Keyport Trust currently has seven Funds which are available to the Separate Account: Colonial-Keyport U.S. Government Fund, Colonial-Keyport U.S. Fund for Growth, Colonial-Keyport Growth and Income Fund, Colonial- Keyport Utilities Fund, Colonial-Keyport Strategic Income Fund, Colonial-Keyport International Fund for Growth and Newport-Keyport Tiger Fund. Managed Income Fund, Strategic

Managed Assets Fund and Colonial-Keyport U.S. Government Fund are not available to receive allocations of new purchase payments or transfers of Contract Value. The assets of each Fund are held separately from the other Funds and each has distinct investment objectives and policies which are described in the prospectuses for the SteinRoe Trust and Keyport Trust.
(See "Investments of the Separate Account", page 14.)

Stein Roe and Farnham, Incorporated, an affiliate of Keyport America, acts as investment adviser to the SteinRoe Trust and is paid fees by the SteinRoe Trust for rendering such investment advice. Keyport Advisory Services Corp. ("KASC"), an affiliate of Keyport America, acts as investment adviser to the Keyport Trust and is paid fees by the Keyport Trust for rendering such investment advice. Pursuant to sub-advisory agreements, Colonial Management Associates, Inc., an affiliate of Keyport America, serves as sub-adviser for the Eligible Funds of Keyport Trust (other than Newport-Keyport Tiger Fund) and its sub-advisory fees are paid by KASC. Newport Fund Management, Inc., an affiliate of Keyport America, serves as sub-adviser to the Newport-Keyport Tiger Fund and its sub-advisory fees will be paid by KASC. (See "Investment Management", page 16.)

How is the Policy purchased?

The Policy may be purchased with an initial Premium Payment of at least $5,000. Additional Premium Payments must be at least $1,000, and generally may be made at any time prior to the Annuity Date as long as the Annuitant is living. The maximum amount of Premium Payments that may be paid into one Policy without the consent of Keyport America is $2,500,000. (See "Premium Payments", page 17.)

How are amounts allocated to each Sub-Account of the Separate Account?

On the Policy Date, the net initial Premium Payment is allocated to one or more of the Sub-Accounts of the Separate Account in accordance with the allocation percentages specified by the Policyowner in the Policy application. Any allocation must be a whole number not less than 10%. The total allocation must equal 100%. Allocations for additional Premium Payments may be changed by sending written notice to Keyport America's Service Office. (See "Premium Payments", page 17.)

Can the Policyowner transfer the Investment Base?

The Policyowner may redistribute the total Investment Base up to twelve times during a Policy Year without Keyport America's consent and without charge. Each approved transfer in excess of twelve in a single Policy Year will be assessed a $25 charge. (See "Other Charges", page 19.)

Can the Policy be surrendered or money withdrawn?

All or part of the Cash Value of the Policy may be withdrawn by the Policyowner before the earlier of the Annuitant's death or the Annuity Date. Keyport America imposes a Surrender Charge (contingent deferred sales charge) depending on how long the withdrawn Premium Payments have been invested in the Policy. This charge is also applied on the Annuity Date. KEYPORT AMERICA GUARANTEES THAT THE AGGREGATE SURRENDER CHARGES WILL NEVER EXCEED 5% OF AGGREGATE PREMIUM PAYMENTS. (See "Surrenders and Partial Withdrawals", page 20 and "Surrender Charge", page 18.) In addition, withdrawals may be subject to a penalty tax.
(See "Federal Tax Matters", page 24.)

Are there any deductions from Premium Payments?

For Policies issued in most states, there will be no deductions from Premium Payments. However, Keyport America will incur premium taxes where imposed by state law and will deduct such taxes either from Premium Payments or upon application of the proceeds to a Payment

Option, depending on when the tax is imposed by the particular state. A net Premium Payment is a Premium Payment less any applicable premium tax. (See "Premium Payments", page 17 and "Deductions from Premium Payments", page 17.)

Are there charges against the Sub-Accounts and the Funds?

Keyport America deducts a daily charge equal to a percentage of the value of the net assets in the Separate Account for the mortality and expense risks assumed. the effective annual rate of this charge is 1.25% of the value of the net assets in each Sub-Account. (See "Charges Against the Sub-Accounts and the Funds", page 17.)

Keyport America also deducts a daily charge equal to a percentage of the value of the net assets in the Separate Account for the cost of administering the Policies. The effective annual rate of this charge is .30% of the value of the net assets in each Sub-Account. (See "Charges Against the Sub-Accounts and the Funds", page 17.)

Charges for investment advisory and management services are accrued daily for each Eligible Fund at the following annual rates: .50% - Cash Income Fund; .55%
- Mortgage Securities Income Fund and Managed Income Fund; .60% - Managed Assets Fund and Colonial-Keyport U.S. Government Fund; .65% - Managed Growth Stock Fund, Capital Appreciation Fund, Colonial- Keyport Strategic Income Fund, Colonial-Keyport Growth and Income Fund and Colonial-Keyport Utilities Fund;
 .70% - Strategic Managed Assets Fund; .80% - Colonial-Keyport U.S. Fund for Growth; and .90% - Colonial-Keyport International Fund for Growth and Newport-Keyport Tiger Fund. Other expenses incurred by each of the Eligible Funds are also deducted from the particular Fund. (See "Investment Management", page 16.)

How are Income Payments Made?

Income Payments will be made only on a fixed basis. The Policyowner has flexibility in choosing the Annuity Date, subject to Keyport America's Policy restrictions and applicable law.

Four Payment Options are included in the Policy: (1) income for a fixed period;
(2) income for life; (3) income for life with payments for 10 years guaranteed; and (4) income for joint and survivor payees. (See "Payment Options", page 21.)

What happens if the Annuitant dies before the Annuity Date?

In the event that the Annuitant dies prior to the Annuity Date, the Death Benefit is calculated as of the date due proof of death of the Annuitant is received at Keyport America's Executive Office. The Death Benefit will be equal to the greater of the Investment Base or the Premium Payments made (less any partial withdrawals and any Surrender Charges thereon). (See "Death Benefit", page 21.)

What happens if the Policyowner dies before the Annuity Date?

In the event that the Policyowner dies prior to the Annuity Date, a Contingent Policyowner becomes the new Policyowner. The Policyowner may appoint or change a Contingent Policyowner at any time prior to the Annuity Date. If the Policyowner does not name a Contingent Policyowner or a Contingent Policyowner is not living at the Policyowner's death, ownership will pass to the Policyowner's estate. (See "Ownership", page 23.)

When are communications and Premium Payments deemed received at Keyport America's Service Office?

A Policyowner's request for a particular transaction or a Policyowner's submission of Premium Payments or other items (for example, a returned Policy) is deemed received at Keyport

America's Service Office on any day when the New York Stock Exchange is open if received there before 4:00 P.M. New York City time on such day. However, if any such item is received at or after the above specified time, the request will be deemed received as of the next such day.

Is there a right to examine the Policy?

The Policyowner has a right to examine the Policy. The Policyowner can cancel the Policy by sending it to the Executive Office or to the agent through whom the Policy was purchased within ten days after receipt of the Policy. Keyport America will return the Premium Payments as of the date the Policy is received at the Executive Office or by the agent.

Questions

Any question about procedures or the Policy will be answered by the Keyport America Service Office, c/o Keyport Life Insurance Company, 125 High Street, Boston, MA 02110-2712. All inquiries should include the Policy number, the Policyowner's name and the Annuitant's name.

                                           * * *

Note: The foregoing questions and answers are qualified in their entirety by the detailed information in the remainder of this prospectus and the prospectuses for the SteinRoe Variable Investment Trust and the Keyport Variable Investment Trust, all of which should be referred to for more detailed information. With respect to Qualified Policies, it should be noted that the requirements of a particular plan, an endorsement to the Policy, or limitations or penalties imposed by the Internal Revenue Code of 1986, as amended, may impose limits on Premium Payments, withdrawals, distributions, benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions.
(See "Federal Tax Matters", page 24.)

                                         FEE TABLE

The following illustrates the charges and deductions under the Policy, as well as the fees and expenses of the SteinRoe Trust and the Keyport Trust. Information regarding the Trusts has been provided by the Trusts for use in this Fee Table.

Policyowner Transaction Expenses

   Sales Load imposed on Premium Payments                  NONE

   Maximum Surrender Charge in the form of a contingent
   deferred sales load (as a percentage of premium when
   there is a partial withdrawal from the Policy or
   when the Policy is surrendered or                       5%
   annuitized)

   Other Surrender Fees                                    NONE

   Transfer Charge (transfers made between Sub-Accounts
   and the fixed-rate option during a policy year)
    First 12 transfers                                     NONE
    Each transfer after the twelfth                        $25.00

Annual Policy Fee                                          NONE

Separate Account Annual Expenses (as a percentage of average Investment Base)

  Mortality and Expense Risk Charge                        1.25%
  Administrative Charge                                    0.30%
                                                           -----
  Total Separate Account Annual Expenses                   1.55%
                                                           -----

SteinRoe Trust Annual Expenses (as a percentage of average net assets for the 1994 calendar year)1

               Management            Other                  Total Fund
Fund              Fees              Expenses            Operating Expenses
----           ----------           --------            ------------------
CIF               .50%                .12%                    .62%
MSIF              .55                 .15                     .70  (.71%)2
MIF               .55                 .23                     .78
MAF               .60                 .08                     .68
SMAF              .70                 .15                     .85  (.88%)2
MGSF              .65                 .12                     .77
CAF               .65                 .15                     .80

Keyport Trust Annual Expenses (as a percentage of average net assets for the 1994 calendar year)3

               Management            Other                  Total Fund
Fund              Fees              Expenses            Operating Expenses
----           ----------           --------            ------------------
CKUSGF            .60%                .26%                    .86%
CKGIF             .65                 .22                     .87
CKSIF             .65                 .15                     .80     (1.60%)4
CKUF              .65                 .21                     .86
CKUSFG            .80                 .20                    1.00     (1.64%)4
CKIFG             .90                 .84                    1.74
NKTF              .90                 .45                    1.355

1 The expenses for MIF have been restated for inclusion in the table to reflect a new expense reimbursement level (see footnote 2).

2 SteinRoe Trust's adviser has agreed until 4/30/96 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .65% for CIF; .70% for MSIF; .75% for MAF; .80% for MIF, MGSF and CAF; and .85% for SMAF. The total percentage in the table for MSIF and SMAF are after expense reimbursement. The percentage shown in the parentheses is what the total for 1994 would have been in the absence of expense reimbursement: for MSIF, .71%; and for SMAF, .88%.

3 The expenses for CKSIF have been restated for inclusion in the table to reflect a new expense reimbursement level (see footnote 4).

4 Keyport Trust's manager has agreed until 4/30/96 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for CKSIF; 1.00% for CKUSFG, CKGIF, CKUF, and CKUSGF; and 1.75% for CKIFG and NKTF. The expense percentages shown in the table for CKSIF and CKUSFG are after expense reimbursement. The percentage shown in the parentheses is the total for 1994 would have been in the absence of expense reimbursement: for CKSIF, 1.60% and for CKUSFG, 1.64%.

5 The expenses for NKTF are an estimate for 1995 and are not based on NKTF's operating history since it commenced operations in May, 1995.

The Fee Table is designed to assist the Policyowner in understanding the various costs and expenses that the Policyowner will bear directly or indirectly, which includes the expenses of the Separate Account as well as expenses of the Trusts. This Fee Table does not reflect any premium tax which may be deducted from a premium payment. For more information on the charges and deductions described in this table, see "Deductions from Premium Payments", "Charges Against the Sub-Accounts and the Fund", "Surrender Charge" and "Other Charges" in this prospectus, "How the Funds are Managed" in the prospectus for SteinRoe Trust, and "Trust Management Operations" and "Expenses of the Funds" in the prospectus for Keyport Trust.

Example

You would pay the following expenses on a $1,000 investment in a Sub-Account, assuming 5% annual return on assets.

                                         1          3        5          10
                                        Year      Years    Years**     Years
                                        ----      -----    -------     -----
If you surrender or annuitize your
Policy at the end of the applicable
time period and you invested in:

  CIF Sub-Account                        $72      $119      $177        $307

  MSIF Sub-Account                        73       122       181         317

  MIF Sub-Account*                        73       124       185         327

  MAF Sub-Account                         72       121       180         315

  SMAF Sub-Account*                       74       126       189         336

  MGSF Sub-Account                        73       124       185         326

  CAF Sub-Account                         74       125       187         330

  CKUSGF Sub-Account*                     74       127       190         338

  CKUSFG Sub-Account                      76       131       ---         ---

  CKGIF Sub-Account                       74       127       190         339

  CKUF Sub-Account                        74       127       190         338

  CKSIF Sub-Account                       74       125       ---         ---

  CKIFG Sub-Account                       83       153       ---         ---

  NKTF Sub-Account                        79       141       ---         ---

* MIF Sub-Account, SMAF Sub-Account and CKUSGF Sub-Account are not available to receive either allocations of new purchase payments or transfers of Contract Value.

** Values shown in the "5 Years" column would apply if the Policy was surrendered. If the Policy was annuitized, each value would be $50 less since proceeds applied to a Payment Option are subject to Surrender Charges for a fewer number of years (see "Surrender Charge", page 18).

If you do not surrender your Policy and you invested in:

                                         1          3        5          10
                                        Year      Years    Years       Years
                                        ----      -----    -----       -----
  CIF Sub-Account                        $22       $70      $127        $307

  MSIF Sub-Account                        23        73       131         317

  MIF Sub-Account*                        23        75       135         327

  MAF Sub-Account                         22        72       130         315

  SMAF Sub-Account*                       24        78       139         336

  MGSF Sub-Account                        23        75       135         326

  CAF Sub-Account                         24        76       137         330

  CKUSGF Sub-Account*                     24        78       140         338

  CKUSFG Sub-Account                      26        82       ---         ---

  CKGIF Sub-Account                       24        78       140         339

  CKUF Sub-Account                        24        78       140         338

  CKSIF Sub-Account                       24        76       ----        ----

  CKIFG Sub-Account                       33       105       ----        ----

  NKTF Sub-Account                        29        93       ----        ----

* The MIF Sub-Account, SMAF Sub-Account and CKUSGF Sub-Account are not available to receive either allocations of new purchase payments or transfers of Contract Value.

This example should not be considered representative of past or future expenses or performance or return. Actual expenses may be greater or lesser than those shown. This example assumes that the percentage amounts listed under "Separate Account Annual Expenses" and "Fund Annual Expenses" remain the same in each of the period of years shown, and that no transfers are made during those periods. This example also assumes that the maximum sales load will be deducted from the investment upon surrender or annuitization.

                              CONDENSED FINANCIAL INFORMATION

The financial statements for Keyport America and the Separate Account (as well as the reports of the independent auditors thereon) are in the Statement of Additional Information.

                                   ACCUMULATION UNIT VALUES*


                   ACCUMULATION       ACCUMULATION      NUMBER OF
                    UNIT VALUE         UNIT VALUE   ACCUMULATION UNITS
SUB-ACCOUNT    BEGINNING OF PERIOD   END OF PERIOD     END OF PERIOD   PERIOD
-----------    -------------------   -------------     -------------   ------

Cash Income           130.42              133.32            387        1994
Fund                  130.04              130.42            343        1993 (beginning 10/1)
Crown America         128.99              130.04          1,141        1993 (through 10/1)
Series Fund -         126.84              128.99          1,466        1992
Money Market          121.57              126.84          1,577        1991
                    1,142.17              121.57          3,036        1990**
                    1,062.33            1,142.17          3,193        1989
                    1,004.21            1,062.33            221        1988
                    --------            1,004.21              0        1987

Mortgage Securities   162.98              157.98             12        1994
Income Fund           162.83              162.98             12        1993 (beginning 10/1)
Crown America         149.97              162.83            665        1993 (through 10/1)
Series Fund -         143.65              149.97            450        1992
Bond Income           125.02              143.65            665        1991
                    1,163.43              125.02            990        1990**
                    1,065.55            1,163.43             50        1989
                    1,055.95            1,065.55              1        1988
                    --------            1,005.95              0        1987

Managed Assets        186.86              178.14              0        1994
Fund                  185.05              186.86          1,170        1993 (beginning 10/1)
Crown America         174.57              185.05            839        1993 (through 10/1)
Series Fund -         166.55              174.57          1,146        1992
Managed               135.27              166.55          1,117        1991
                    1,342.00              135.27            606        1990**
                    1,155.61            1,342.00             36        1989
                    1,057.72            1,155.61             40        1988
                    --------            1,057.72              0        1987

Managed Growth        207.20              191.08            302        1994
Stock Fund            199.92              207.20            984        1993 (beginning 10/1)
Crown America         191.16              199.92            838        1993 (through 10/1)
Series Fund -         183.11              191.16          1,919        1992
Capital Growth        138.59              183.11          2,138        1991
                    1,592.71              138.59          1,560        1990**
                    1,300.26            1,592.71            387        1989
                    1,089.18            1,300.26            759        1988
                    --------            1,089.18              0        1987

Capital               107.34              106.96              5        1994
Appreciation Fund     100.00              107.34            386        1993 (beginning 10/1)

Strategic Managed     100.46               98.90              0        1994
Assets Fund           100.00              100.46            106        1993 (beginning 10/1)

* As shown above, four of the SteinRoe Trust Funds replaced four series of the Crown America Series Funds, Inc., beginning 10/1/93. Accumulation unit values for one SteinRoe Trust Fund (MIF) and the Keyport Trust Funds (CKUSGF, CKGIF, CKUF, CKSIF, CKIFG, CKUSFG and NKTF) are not shown since no units have been purchased since the Funds became available on, respectively, 10/1/93 and the date of this prospectus. Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** In October, 1990, each accumulation unit value was divided by ten. At the same time, the accumulation units outstanding were multiplied by ten so that the value of the Sub-Account would not be affected by the accumulation unit value reduction.

                               THE ISSUING COMPANY

Keyport America was incorporated in 1945 under Kentucky law and was re-domiciled in Michigan, effective December 28, 1989. In December, 1993, the company was re-domiciled in Rhode Island. The company is authorized to transact life insurance and annuity business in all states and the District of Columbia except New York. Keyport America obtained licensing and approval to sell the Policies in all United States jurisdictions where variable annuities may be sold except New York. The mailing address of Keyport America is Keyport America Service Office, c/o Keyport Life Insurance Company, 125 High Street, Boston, MA 02110. The toll free telephone number is 1-800-500-5512. Prior to January 10, 1994, Keyport America's name was Crown America Life Insurance Company.

Keyport America is subject to regulation and supervision by the Rhode Island Insurance Department. In addition, Keyport America is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. Keyport America submits annual reports of its operations and finances to insurance officials in jurisdictions in which it does business.

The Policy described in this Prospectus has been filed with, and approved, where required by insurance officials in those jurisdictions where it is sold.

                              THE SEPARATE ACCOUNT

The Keyport America Variable Annuity Separate Account (the "Separate Account") was established as a separate investment account of Keyport America on June 26, 1987, by Keyport America's Board of Directors in accordance with applicable insurance law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the Investment Company Act of 1940 does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of Keyport America. Under Rhode Island law, however, both Keyport America and the Separate Account are subject to regulation by the Rhode Island Insurance Commissioner. Keyport America and its variable annuity operations, including the investment of assets held by the Separate Account, are also subject to the insurance laws and regulations of all jurisdictions in which Keyport America is authorized to do business.

Although the assets of the Separate Account are owned by Keyport America, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be used to satisfy any obligations that may arise out of any other business Keyport America may conduct. But, Keyport America may transfer to its General Account assets which exceed the reserves and other liabilities of the Separate Account. Before making any such transfer, Keyport America will consider any possible adverse impact the transfer might have on the Separate Account.

Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of Keyport America's other income or realized and unrealized capital gains and losses.

Keyport America may accumulate in the Separate Account the charge for mortality and expense risks, the administration charge and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investments of the Separate Account

The Eligible Funds which are permissible investments of the Separate Account are the separate Funds of the SteinRoe Variable Investment Trust, the separate Funds of the Keyport Variable Investment Trust, and any other mutual Funds with which Keyport America and the Separate Account may enter into a participation agreement for the purpose of making such mutual Funds available as Eligible Funds under the Policies.

On each Valuation Day the Separate Account purchases or redeems shares of the Eligible Fund portfolios based on, among other things, the amount of net Premium Payments invested in the Separate Account, transfers among Sub-Accounts of the Separate Account, and surrender, withdrawal and Death Benefit payments to be effected on that day. Such purchases and redemptions are effected at the net asset value per share for each Series determined as of 4:00 p.m. New York City time, on that same day.

The investment objectives of the Eligible Funds currently available to Policyowners through each corresponding Sub-Account are set forth below.

Cash Income Fund seeks high current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

Mortgage Securities Income Fund seeks to provide the highest possible level of current income consistent with safety of principal and maintenance of liquidity through investment primarily in mortgage-backed securities.

Managed Income Fund seeks a high level of current income, with capital preservation and appreciation as secondary objectives. The MIF Sub-Account is not available to receive either allocations of new purchase payments or transfers of Contract Value.

Managed Assets Fund seeks to provide a high total investment return through investment in a changing mix of securities.

Strategic Managed Assets Fund seeks to provide maximum total investment return through aggressive investment in a changing mix of securities. The SMAF Sub-Account is not available to receive either allocations of new purchase payments or transfers of Contract Value.

Managed Growth Stock Fund seeks long-term growth of capital through investment primarily in common stocks.

Capital Appreciation Fund seeks to provide capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth.

Colonial-Keyport U.S. Government Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities. The CKUSGF Sub-Account is not available to receive either allocations of new purchase payments or transfers of Contract Value.

Colonial-Keyport U.S. Fund for Growth seeks long-term capital growth over time exceeding the S&P 500 Index's performance.

Colonial-Keyport Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Colonial-Keyport Utilities Fund seeks current income and, secondarily long-term capital growth.

Colonial-Keyport International Fund for Growth seeks to provide long-term capital growth, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

Colonial-Keyport Strategic Income Fund Seeks primarily a high level of current income and total return as is consistent with the prudent risk by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds").

Newport-Keyport Tiger Fund seeks to provide long-term capital growth by investing primarily in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore, South Korea and Taiwan) and other Mini-Tigers of South East Asia (Malaysia, Thailand, Indonesia, China and the Philippines).

     THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE THEIR STATED
                                  OBJECTIVES.

A full description of each Fund, its investment objectives, policies and restrictions, its expenses and other aspects of its operation, as well as a full description of risks related to investment in a particular Fund, may be found in the current prospectus for that Fund. An investor should read the prospectus carefully before selecting a Fund for investing. The prospectus is available, at no charge, by writing Keyport America at the mailing address shown on Page 1 or by calling 1-800-500-5512.

SteinRoe Variable Investment Trust is a funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport and of insurance companies affiliated and unaffiliated with Keyport America. Keyport Variable Investment Trust is a funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport America and of insurance companies affiliated with Keyport America. The Board of Trustees of the two Trusts intend to monitor events to identify and irreconcilable material conflict. In the event of an irreconcilable material conflict, Keyport America will take any necessary steps, including removing the assets of the Separate Account from one or more Funds, to resolve the matter. The risks involved in this "mixed and shared funding" are disclosed in the Trusts' Prospectuses under the caption "The Trust".

Additions, Deletions or Substitutions of Investments

Keyport America reserves the right to eliminate the shares of any of the Eligible Funds and to substitute shares of another Fund of the applicable Trust, or of another registered open-end management investment company, if the shares of the Eligible Fund are no longer available for investment, or if in Keyport America's judgment, investment in any Eligible Fund would be inappropriate in view of the purposes of the Separate Account. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Policyowner's interest in a Sub-Account will not be made until the Policyowner has been notified of the change. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between Eligible Funds or classes of contracts on the basis of requests made by Policyowners.

New Sub-Accounts may be established when, in the sole discretion of Keyport America, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Policyowners on a basis to be determined by Keyport America. Each additional Sub-Account will purchase shares in a Fund of the applicable Trust or in another mutual fund or investment vehicle. Keyport America may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, Keyport America may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or any other form permitted by law, may be de-registered under such act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

Investment Management

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of the SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport America. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932. Charges for investment advisory services are accrued daily from each Fund of the SteinRoe Trust.

Keyport Advisory Services Corp., an affiliate of Keyport America, serves as investment adviser to the Keyport Trust. Pursuant to a sub-advisory agreement, Colonial Management Associates, Inc., an affiliate of Keyport America, acts as sub-adviser to the Eligible Funds of the Keyport Trust (except Newport-Keyport Tiger Fund). Newport Fund Management Inc., an affiliate of Keyport America, serves as sub-adviser to Newport-Keyport Tiger Fund. Charges for investment advisory expenses are accrued daily from each Fund of the Keyport Trust.

Charges for investment advisory and management services are accrued daily for each Eligible Fund at the following annual percentage rate or the average daily net asset value of the Fund: .50% - Cash Income Fund; .55% - Mortgage Securities Income Fund and Managed Income Fund; .60% - Managed Assets Fund and Colonial-Keyport U.S. Government Fund; .70% - Strategic Managed Assets Fund;
 .65% - Managed Growth Stock Fund, Capital Appreciation Fund, Colonial- Keyport Strategic Income Fund, Colonial-Keyport Growth and Income Fund and Colonial-Keyport Utilities Fund; .80% - Colonial-Keyport U.S. Fund for Growth;
 .90% - Colonial-Keyport International Fund for Growth and Newport-Keyport Tiger Fund. Other expenses incurred by each of the Eligible Funds are also deducted from the particular Fund. (See the prospectuses for SteinRoe Trust and Keyport Trust.)

For a discussion of the other provisions of the investment advisory and sub-advisory agreements, see the Trust Prospectuses.

                            PRINCIPAL POLICY FEATURES

The benefits payable under the variable annuity Policies sold by Keyport America are funded by the Separate Account. The net Premium Payments are allocated to one or more of the Separate Account's ten Sub-Accounts each of which invests, in turn, in the shares of the SteinRoe Trust or the Keyport Trust. Policies are non-participating and have no right to share in Keyport America's earnings or surplus.

Premium Payments

An applicant must complete an application form and enclose an initial Premium Payment. Upon acceptance, the Policy is issued to the Policyowner and the net initial Premium Payment must be applied within two Valuation Days of receipt by Keyport America of a completed application. Keyport America may retain the Premium Payment for up to five Valuation Days while attempting to complete an incomplete application. If the application cannot be made complete within five Valuation Days, the applicant will be informed of the reasons for the delay and the Premium Payment will be returned immediately unless the applicant specifically consents to Keyport America's retaining the Premium Payment until the application is made complete. Thereafter, the net Premium Payment must be applied within two Valuation Days.

The minimum initial Premium Payment is $5,000. The Policyowner may make additional Premium Payments during the Annuitant's lifetime and before the Annuity Date. The minimum additional Premium Payment is $1,000. Additional net Premium Payments will be applied upon receipt. The Policyowner must obtain Keyport America's prior approval before making an additional Premium Payment which would cause the amount of Premium Payments in the Policy to exceed $2,500,000.

A net Premium Payment is a Premium Payment less any applicable premium tax. Premium taxes will be deducted from Premium Payments in those states which impose such a tax when Premium Payments are made. (See "Deductions from Premium Payments" below.)

The Policyowner elects the Sub-Accounts available under his policy to which the net Premium Payments are to be allocated in the application. The amount allocated to an elected Sub-Account must be a whole number not less than 10%. Any additional net Premium Payments will be allocated in the same manner as the net initial Premium Payment unless, at the time of payment, the Policyowner instructs Keyport America to allocate them differently.

Deductions from Premium Payments

Premium Taxes. Keyport America will incur premium taxes where such taxes are imposed by state law. The current range of state premium taxes is from 0.0% to 5.0% of Premium Payments. In those states which impose a premium tax upon payment of a Premium Payment, Keyport America will deduct the premium tax from the Premium Payment. In all other states that impose a premium tax, the tax will be deducted upon application of the proceeds to a Payment Option. No premium tax will be deducted in the case of a surrender, a partial withdrawal, the death of the Annuitant or the Annuity Date, unless the proceeds are taken under a Payment Option.

Charges Against the Sub-Accounts and the Funds

Mortality and Expense Risk Charge. Keyport America charges the Sub-Accounts of the Separate Account for the mortality and expense risks Keyport America assumes. The charge is made daily at an effective annual rate of 1.25% of the value of the net assets in each Sub-Account (this charge is not made after the Annuity Date). Of that amount, approximately .85% is allocated to cover the mortality risks, and approximately .40% is allocated to cover the expense risks. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on Keyport America. Conversely, if the charge proves more than sufficient, any excess will be a profit to Keyport America. Keyport America currently anticipates a profit from this charge.

The mortality risk borne by Keyport America arises from its obligation to make Income Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) regardless of how long all Annuitants or any individual Annuitant may live. This undertaking assumes that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the Income Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he will outlive the funds accumulated for retirement. The mortality risk also arises from the possibility that the Death Benefit will be greater than the Cash Value.

The expense risk borne by Keyport America is that the deductions for Surrender Charges, transfer charges and administrative charges under the Policies may be insufficient to cover the actual future costs incurred by Keyport America for providing the various Policy administrative services.

Keyport America anticipates that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Policies. If these charges are insufficient to cover the expenses,the deficiency will be met from Keyport America's general corporate funds, which will include amounts derived from the charge for mortality and expense risks.

Administrative Charge. To cover the costs of administering the Policies, Keyport America deducts an administrative charge from each Policy. The charge is made daily at an effective annual rate of .30% of the value of the net assets in each Sub-Account. Keyport America does not anticipate any profit from the administrative charge. Because the charge for administrative expenses is a percentage of net assets, larger Policies may bear a portion of the cost of administering smaller Policies.

Taxes. Under present laws, Keyport America will incur state or local taxes (in addition to the premium taxes) in several states. At present, Keyport America does not charge for these taxes but Keyport America reserves the right to charge for such taxes.

Keyport America does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes which may be attributable to the Separate Account. Keyport America will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by Keyport America. This might become necessary if the tax treatment of Keyport America is ultimately determined to be other than what Keyport America currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in Keyport America's tax status. In the event that Keyport America should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Investment Base of the Policy would be correspondingly adjusted by any provision or charge for such taxes.

Investment Advisory Charge. Charges for investment advisory expenses and certain other costs are deducted from the assets of the Eligible Funds. (See "Investment Management", page 16.)

Surrender Charge

Since no deduction for a sales charge is made from Premium Payments, a Surrender Charge contingent deferred sales charge) is imposed on certain surrenders and partial withdrawals to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. This charge is also applied on the Annuity Date. This charge is not applied to the Death Benefit (see "Death Benefit", page 21).

The amount of the Surrender Charge imposed in connection with a particular transaction in which the Policyowner receives the proceeds in a lump sum is determined by multiplying the amount of the surrender, partial withdrawal or, on the Annuity Date, Investment Base that Keyport America deems attributable to Premium Payments made during that Policy Year and the four preceding Policy Years ("new Premium Payments") by 5%. Keyport America deems all amounts to be withdrawn first from Premium Payments that are not new Premium Payments, then from new Premium Payments and finally from Cumulative Investment Return (total Investment Base less total Premium Payments). For partial withdrawals, the amount of the Surrender Charge will be 5% of that portion of the withdrawal amount requested by the Policyowner that is deemed to be new Premium Payment and, as described further below, the Surrender Charge will be deducted from the Investment Base remaining after the Policyowner has received the partial withdrawal amount.

The Surrender Charge will also be applied when determining the amount of proceeds to be applied to a Payment Option except new Premium Payments will be limited to Premium Payments made during that Policy Year and the two preceding Policy Years.

In no instance will the sum of the Surrender Charges deducted over the life of a Policy exceed 5% of total Premium Payments.

The Policyowner may, in the first withdrawal of any Policy Year, withdraw up to 10% of the total Investment Base at the time of the withdrawal without a Surrender Charge.

In the case of a partial withdrawal, Keyport America will deduct any Surrender Charge from the Investment Base remaining in each Sub-Account in proportion to the amount withdrawn from each Sub-Account. In the event that the Investment Base in a Sub-Account is not sufficient to pay the portion of the Surrender Charge attributable to that Sub-Account, the unpaid portion of the Surrender Charge will be deducted from the other Sub-Accounts in proportion to the amounts withdrawn from such Sub-Accounts (or if no such amounts are withdrawn, in proportion to the Investment Base in the other Sub-Accounts).

Other Charges

Transfer Charge. The Policyowner may redistribute the total Investment Base among the Sub-Accounts available under his policy up to twelve times during a Policy Year without the consent of Keyport America and without charge. Each approved transfer in excess of twelve in a single Policy Year will be assessed a $25 charge. Any such charge would be deducted from the amount transferred.

Ordinarily, all Sub-Account transfer requests made at the same time will be treated as a single redistribution and will be effective at net asset value as of the date of receipt of the transfer request at Keyport America's Service Office. (See "When are Communications and Premium Payments deemed received at Keyport America's Service Office?") Keyport America will process the transfer from the Sub-Account on the date that Keyport America receives the request.

Investment Base and Cash Value

The total Investment Base is the dollar amount that a Policy provides for investment at any time while the Annuitant is living and before the Annuity Date. It is the sum of the Investment Base in each Sub-Account.

On the Policy Date, the total Investment Base is equal to the net initial Premium Payment and is allocated to the Sub-Accounts available under the policy according to the allocation elected by the Policyowner. The dollar amount allocated to a Sub-Account is the Investment Base in that Sub-Account.

On each Valuation Day thereafter the Investment Base in a Sub-Account equals the Investment Base in the Sub-Account on the preceding Valuation Day; plus the Policy's portion of the Sub-Account's Investment Return; plus any net Premium Payments allocated to the Sub-Account; plus any transfers to the Sub-Account; minus any transfers from the Sub-Account; minus any partial withdrawals from the Sub-Account (including any Surrender Charges thereon deducted from that Sub-Account).

The Cash Value is the total Investment Base less any applicable Surrender Charge. The Cash Value of a Policy is not guaranteed and may increase or decrease between Valuation Days, depending on the Policy's Investment Return. It is possible, because of unfavorable Investment Return, for a Policy's Cash Value to be reduced to zero. The Policyowner bears the entire risk for such a reduction since there is no guaranteed minimum Cash Value.

Investment Return

          A Sub-Account's Investment Return for any Valuation Day equals: - any investment income and dividends; - plus any realized and unrealized capital gains; - minus any realized and unrealized capital losses; - minus any charges for taxes or amounts set aside as a reserve for taxes;
          - plus any credits for taxes or amounts set aside as a reserve for taxes;
          - minus the mortality and expense risk charge and administrative fee.

A Policy's Investment Return is the sum of the Policy's portion of each Sub-Account's Investment Return and the interest credited on amounts allocated to the fixed-rate option. The Policy's portion of a Sub-Account's Investment Return is the amount which bears the same proportion to a Sub-Account's Investment Return as the Investment Base in that Sub-Account on the preceding Valuation Day bears to the total assets in that Sub-Account on the preceding Valuation Day.

                         DISTRIBUTIONS UNDER THE POLICY

Surrenders and Partial Withdrawals

A Policy may be surrendered for its Cash Value while the Annuitant is living and before the Annuity Date. The Cash Value is the total Investment Base less any Surrender Charge. (See "Surrender Charge", page 18.) To surrender a Policy, the Policyowner must send a written request, signed by the Policyowner, together with the Policy to Keyport America's Service Office.

The Policyowner may also withdraw part of the Cash Value of a Policy upon written request at any time before Income Payments begin. The Policyowner can specify the amount to be withdrawn from each Sub-Account. If the Policyowner does not so specify, the amount withdrawn will be withdrawn in the same proportion that the Investment Base in each Sub-Account bears to the total Investment Base on the Valuation Day the request is received at Keyport America's Service Office. Upon a withdrawal, a Surrender Charge may be deducted from the Policy's Investment Base. (See "Surrender Charge", page 18.)

The amount available for surrender or partial withdrawal is the Cash Value at the end of the Valuation Day during which a written request for surrender or partial withdrawal is received at Keyport America's Service Office. The dollar amount of a surrender or withdrawal may be paid in a lump sum or under a Payment Option. (See "Payment Options", page 21.)

If a partial withdrawal plus any applicable Surrender Charge would reduce the total Investment Base to less than $1,000, Keyport America will treat the partial withdrawal as a total surrender of the Policy and will pay out the entire Cash Value.

Death Benefit

If the Annuitant dies prior to the Annuity Date, a Death Benefit will be paid to the Beneficiary. The Death Benefit will be equal to the greater of the Investment Base or the total Premium Payments (less any partial withdrawals and any Surrender Charges deducted thereon) as of the date due proof of death of the Annuitant is received at Keyport America's Service Office. The dollar amount of the Death Benefit may be paid in a lump sum or under a Payment Option. If the Annuitant is the Policyowner, the payment of the Death Benefit at the death of the Annuitant will be subject to certain distribution requirements under the federal income tax laws, as explained more fully in the Statement of Additional Information. (See "Payment Options" below and "Payment of Proceeds", page 22.)

Annuity Date

The Policyowner may specify an Annuity Date in the application. The Annuity Date is the date on which Income Payments are scheduled to commence under the Policy if the Policyowner elects a Payment Option, unless the entire Cash Value has been withdrawn or the Death Benefit has been paid to the Beneficiary prior to that date. If the Policyowner does not elect a Payment Option the proceeds on the Annuity Date will be paid in a lump sum.

The Annuity Date for Qualified Policies generally may not be a date beyond the first day of April of the calendar year after the Annuitant attains age 70-1/2. For Non-Qualified Policies, the Annuity Date must be not later than the first day of the month after the Annuitant attains age 85.

An Annuity Date may only be changed by written request during the Annuitant's lifetime. The request must be received by Keyport America at least 30 days before the then current Annuity Date and the new Annuity Date must be at least 30 days after the date the request is received. The Annuity Date and Payment Options available for Qualified Policies may also be controlled by endorsements, the plan or applicable law.

Payment Options

The proceeds of a Policy can be paid in a lump sum, or the Policyowner or payee can choose to apply all or part of the proceeds under one of the Payment Options described below. Other types of options are available and may be agreed to upon application to Keyport America's Service Office. Proceeds applied under a Payment Option will no longer be affected by the investment performance of the Separate Account.

While the Annuitant is living and prior to the Annuity Date, the Policyowner may elect or change the election of a Payment Option from time to time by sending written notice to Keyport America's Service Office. If no Payment Option is on file at Keyport America's Service Office on the Annuitant's death, the Payee may choose a Payment Option. If Keyport America does not receive notice of a choice of a Payment Option within 7 days after receipt of due proof of death, Keyport America will pay the Death Benefit to the Payee in a lump sum.
(See "Payment of Proceeds", page 22.)

When a Payment Option is chosen, a Payee may not assign the payments, commute payments, or make any other changes to the Payment Option. Payment Options are not available to any assignee, unless that assignee is a Beneficiary of the Policy, any corporate Beneficiary, partnership or trustee, or the executors or administrators of the Payee's estate.

Any proceeds applied under a Payment Option will be subject to the imposition of a premium tax in those states which impose such a tax upon annuitization.

On the Annuity Date, the proceeds will be the total Investment Base less any applicable Surrender Charge and any premium tax. The proceeds will be applied to a Payment Option only if the Policyowner has elected a Payment Option. In the event that the Policyowner has not elected a Payment Option, Keyport America will pay the proceeds in a lump sum.

Income Payments will be based on the sex and age of the Payee on his or her last birthday. The dollar amount of the Income Payments will be the larger of: (a) the income based on the rates shown in the annuity tables in the Policy for the plan chosen; or (b) the income calculated by applying the proceeds as a single premium to the single premium annuity rates in effect on the date of the first Income Payment for the same plan. The annuity tables in the Policy distinguish between men and women, therefore the Policy may not be appropriate for purchase by certain employee deferred compensation plans. See the Statement of Additional Information for more information.

Plan A - Income for a Fixed Period. Keyport America will pay a monthly income for a fixed period of time agreed on, not exceeding 30 years.

Plan B - Income for Life. Keyport America will pay a monthly income during the lifetime of the Payee. Payments will cease on the Payee's death.

Plan C - Income for Life with Payments for 10 Years Guaranteed. Keyport America will pay a monthly income during the lifetime of the Payee or, if the Payee dies before 120 months have expired, for 120 months.

Plan D - Income for Joint and Survivor Payees. Keyport America will pay a monthly income as long as either Payee survives.

Amounts less than $1,000 can be applied to a Payment Option only with Keyport America's consent. If Income Payments under an option would be less than $50 each, Keyport America can change the interval of payments to 3, 6 or 12 months in order to increase each payment to at least $50.

Keyport America will pay the first Income Payment on the date on which the proceeds would have been paid if they had been taken in a lump sum. Proof of age, acceptable to Keyport America, of the Payee will be required before any Income Payment is made. Keyport America may require proof that the Payee is still living before any Income Payments are made after any guaranteed period.

Any guaranteed Income Payments remaining at the death of the Payee will be paid to the executors or administrators of the Payee's estate.

                              OTHER POLICY FEATURES
Payment of Proceeds

Proceeds include any amount payable on the death of the Annuitant, on the Annuity Date or on surrender or partial withdrawal. Keyport America will ordinarily pay any proceeds from the Separate Account within 7 days after receipt at Keyport America's Service Office of written due proof of death or a signed request for surrender or withdrawal in a form satisfactory to Keyport America.

Keyport America reserves the right to suspend or postpone the payment of proceeds from the Separate Account for any period: (i) when the New York Stock Exchange is closed for trading; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer impractical; or (iii) at any other time when an Eligible Fund may under applicable laws and regulations suspend payment on the redemption of its shares.

Payments of any amounts derived from Premium Payments made by check may be delayed until such time as the check has cleared the Policyowner's bank. If, at the time the Policyowner makes a surrender or partial withdrawal request, he or she has not provided Keyport America with a written election not to have federal income taxes withheld and their taxpayer identification number, Keyport America must by law withhold such taxes and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty will be imposed on certain early withdrawals. (See "Federal Tax Matters", page 24.)

Ownership

The Policyowner is named in the application for the Policy and is addressed as "you" in the Policy. While the Annuitant is living, the Policyowner may exercise all the rights and privileges granted by the Policy. If the Policyowner is not the Annuitant and dies before the Annuitant, a Contingent Policyowner becomes the new Policyowner. If the Policyowner does not name a Contingent Policyowner or a Contingent Policyowner is not living at the Policyowner's death, ownership will pass to the Policyowner's estate. The Contingent Policyowner, if any, is shown in the application unless changed as provided below.

The Policyowner may change the Contingent Policyowner at any time while the Annuitant is living by giving written notice. The written notice will not be effective until it is received, in a form satisfactory to Keyport America, at Keyport America's Service Office. Once received, the change will be effective as of the date the notice was signed whether or not the Policyowner or the Annuitant is alive when the notice is received. However, the change will be subject to any payments made or other action taken by Keyport America before the notice was received.

The Policyowner's right to name a Contingent Policyowner may be restricted under the provisions of the retirement or deferred compensation plan for which the Policy is issued. The person named as Contingent Policyowner is designated as a beneficiary by the Policyowner and thus shall be considered the "designated beneficiary" of the Policyowner for the purposes of the required distribution rules of Section 72(s) of the Internal Revenue Code of 1986, as amended, if the Policyowner dies prior to the Annuity Date. The required distribution rules are explained more fully in the Statement of Additional Information.

Beneficiary

The Policyowner names in the application for the Policy one or more Beneficiaries to receive any proceeds payable on the death of the Annuitant. While the Annuitant is living, the Beneficiary may be changed from time to time. A written notice, satisfactory to Keyport America, must be dated and signed by the Policyowner who is making the change. The change will be subject to all payments made and action taken by Keyport America under the Policy before the notice is received by Keyport America at its Service Office. If the appointment of the previous Beneficiary was irrevocable, that Beneficiary's consent is required. The change of Beneficiary, once received, will be effective as of the date the notice is signed.

If no Beneficiary is alive when the Annuitant dies, the proceeds will be paid to the Policyowner, if living, or to the Policyowner's estate.

Policyowner Inquiries

Policyowner inquiries should be addressed to Keyport America's Service Office. All inquiries should include the Policy number and the Policyowner's and Annuitant's names.

                               FEDERAL TAX MATTERS

                       THE FOLLOWING DISCUSSION IS GENERAL
                       AND IS NOT INTENDED AS TAX ADVICE.

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Keyport America's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Policy may be purchased on a non-qualified tax basis ("Non-Qualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). The Qualified Policies were designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a) or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the total Investment Base, on Income Payments and on the economic benefit to the Policyowner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on Keyport America's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Taxation of Annuities in General

The following discussion assumes that the Policy will qualify as an annuity contract for federal income tax purposes. The Statement of Additional Information summarizes why Keyport America believes the Policy qualifies as an annuity and discusses issues associated with such qualification, including certain diversification requirements the Separate Account must meet, possible regulations which may be issued concerning the extent to which annuity contract owners can direct their investments to particular sub-accounts of a separate account, and tax required distributions.

Section 72 of the Code governs taxation of annuities in general. Keyport America believes that a Policyowner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs by withdrawing all or part of the Cash Value (e.g., partial withdrawals and surrenders) or as Income Payments under the Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Investment Base (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or an annuity) is taxable as ordinary income.

An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the Policyowner's Cash Value over the Policyowner's "investment in the contract" during the taxable year. However, there are some exceptions to this rule and the Policyowner may wish to discuss these with a competent tax adviser.

     The following discussion applies to Policies owned by natural persons.

In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero.

In the case of a withdrawal under a Non-Qualified Policy before the Annuity Date, generally amounts received are first treated as taxable income to the extent that the Investment Base immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

Although the tax consequences may vary depending on the Payment Option elected under the Policy, generally only the portion of the Income Payment that represents the amount by which the Investment Base exceeds the "investment in the contract" will be taxed. For fixed Income Payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional Income Payments is taxable.

In the case of a distribution pursuant to a Non-Qualified Policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Policyowner attains age 59-1/2, (2) made as a result of death or disability of the Policyowner, or (3) received in substantially equal periodic payments as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All annuities entered into after October 21, 1988 that are issued by Keyport America (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of the amount includible in gross income under section 72(e) of the Code.

A transfer of ownership of a Policy, or designation of an Annuitant or other Beneficiary who is not also the Policyowner, may result in certain tax consequences to the Policyowner that are not discussed herein. A Policyowner contemplating any such transfer or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

As noted above, the foregoing comments about the federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect Keyport America's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each Policyowner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity policy issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

            DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS

The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers that have entered into distribution agreements for the Policies. Such broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD). The Policy will be distributed through Keyport Financial Services Corp., which is an affiliate of Keyport America and also a member of the NASD.

                                  VOTING RIGHTS

To the extent deemed to be required by law, the Eligible Fund shares held in the Separate Account will be voted by Keyport America at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Keyport America determines that it is allowed to vote the Fund shares in its own right, Keyport America may elect to do so.

The number of votes which are available to a Policyowner will be calculated separately for each Sub-Account of the Separate Account. The number of votes attributable to a Sub-Account will be determined by applying the Policyowner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. The Policyowner holds a voting interest in each Sub-Account to which the Investment Base is allocated. Policyowners only have voting interests prior to the Annuity Date.

The number of votes of an Eligible Fund which are available will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Fund shares as to which no timely instructions are received and shares held by Keyport America in a Sub-Account as to which Policyowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Fund.

                                   FINANCIAL STATEMENTS

The financial statements for Keyport America and the Separate Account (as well as the reports of the independent auditors thereon) are in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                TABLE OF CONTENTS
                                                                 Page
THE POLICY.....................................................     3
     IRS Required Distributions................................     3
     Non-Participating.........................................     3
     Incorrect Age and Sex.....................................     3
     Proof of Existence and Age................................     3
     Assignment................................................     3
     Restriction on Assignments and Change of Ownership........     3
     Periodic Reports..........................................     3
     Contestability of Policy..................................     4
     Entire Contract...........................................     4
     Changes in the Policy.....................................     4
     Protection of Benefits....................................     4
CASH INCOME FUND ("MONEY MARKET") SUB-ACCOUNT
  YIELD CALCULATION............................................     4
FEDERAL TAX MATTERS............................................     5
     Taxation of Keyport America...............................     5
     Tax Status of the Policies................................     5
DISTRIBUTION OF THE POLICIES...................................     6
LEGAL DEVELOPMENTS REGARDING
  EMPLOYMENT-RELATED BENEFIT PLANS.............................     6
SAFEKEEPING OF ACCOUNT ASSETS..................................     7
KEYPORT AMERICA................................................     7
STATE REGULATION...............................................     7
RECORDS AND REPORTS............................................     7
LEGAL PROCEEDINGS..............................................     7
LEGAL MATTERS..................................................     7
EXPERTS........................................................     7
OTHER INFORMATION..............................................     7
FINANCIAL STATEMENTS...........................................     8



                                       27
                          Independent Auditors' Report

The Board of Directors
Keyport America Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Keyport America Life Insurance Company as of December 31, 1994 and 1993, and the related statutory statements of operations, capital and surplus and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Rhode Island, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Keyport America Life Insurance Company as of December 31, 1994 and 1993 and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in note 2.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

This report is intended solely for the information and use of the board of directors and management of Keyport America Life Insurance Company and for filing with regulatory authorities and should not be used for any other purpose.

                                                     /s/ KPMG Peat Marwick LLP

February 17, 1995

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Statutory Statements of Admitted Assets, Liabilities
                           and Capital and Surplus

                                                             Year Ended December 31,
                                                          ----------------------------
                                                               1994           1993
                                                          ------------    ------------
         Admitted Assets
         ---------------
 Cash and investments:
  Fixed maturities                                        $ 18,888,317    $ 13,469,296
  Policy loans                                              32,417,044      29,407,711
  Cash and cash equivalents                                  5,465,501       8,783,074
                                                          ------------    ------------
     Total cash and investments                             56,770,862      51,660,081
Investment income due and accrued                              333,981         343,272
Other assets                                                 4,004,877       5,317,700
Separate account assets                                    105,438,745     123,824,205
                                                          ------------    ------------
     Total admitted assets                                $166,548,465    $181,145,258
                                                          ============    ============

         Liabilities and Capital and Surplus
         -----------------------------------
Liabilities:
 Reserves for future policy benefits                      $ 38,157,885    $ 35,850,607
 Policy and contract claims                                     93,261         244,802
 Interest maintenance reserve                                   64,298         111,223
                                                          ------------    ------------
     Total policy liabilities                               38,315,444      36,206,632
 Accrued liabilities                                           625,132          11,144
 Current federal income taxes                                  441,418          12,498
 Other liabilities                                              60,822         139,937
 Separate account liabilities                              105,438,745     123,824,205
                                                           ------------    ------------
     Total liabilities                                     144,881,561     160,194,416
                                                          ------------    ------------
Capital and surplus:
 Common stock, $1 par value; authorized 5,000,000
  shares;
   issued and outstanding 2,541,722 shares                   2,541,722       2,541,722
 Paid-in surplus                                            22,678,309      22,678,309
 Unassigned deficit                                         (3,553,127)     (4,269,189)
                                                           ------------    ------------
     Total capital and surplus                              21,666,904      20,950,842
                                                          ------------    ------------
     Total liabilities and capital and surplus            $166,548,465    $181,145,258
                                                          ============    ============

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                       Statutory Statements of Operations

                                                               Year Ended December 31,
                                                           -----------------------------
                                                                1994            1993
                                                           ------------    -------------
Revenues:
 Premiums, net of reinsurance                              $   (517,538)   $    (120,403)
 Net investment income                                        2,433,066        5,559,243
 Management fee income                                          225,375          --
                                                           ------------    -------------
    Total revenues                                            2,140,903        5,438,840
                                                           ------------    -------------
Benefits and expenses:
 Increase (decrease) in reserves for future policy
  benefits                                                    2,307,278     (156,646,303)
 Death benefits                                               1,297,741        1,098,778
 Other benefits                                              10,009,605      173,965,781
                                                            ------------    -------------
                                                             13,614,624       18,418,256
 Other operating expenses:
  General insurance expenses                                    643,115          373,909
  Net transfers from separate accounts                      (15,256,266)     (14,175,228)
  Taxes, licenses and fees                                       66,713          271,866
  Other expense                                                   1,517           20,260
                                                            ------------    -------------
   Total benefits and expenses                                 (930,297)       4,909,063
                                                            ------------    -------------
   Income before federal income taxes and net realized
     investment gains                                         3,071,200          529,777
 Federal income taxes                                           918,190           20,000
                                                           ------------    -------------
   Income before net realized investment gains                2,153,010          509,777
 Net realized investment gains                                  --             1,829,468
                                                            ------------    -------------
  Net income                                               $  2,153,010    $   2,339,245
                                                           ============    =============

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                   Statutory Statements of Capital and Surplus

                                            Year Ended December 31,
                                          --------------------------
                                              1994           1993
                                          -----------    -----------
Capital and surplus, beginning of year    $20,950,842    $25,025,409
 Net income                                 2,153,010      2,339,245
 Change in unrecovered loads               (1,436,948)    (2,081,000)
 Change in separate account surplus            --            258,545
 Change in unrealized capital gains            --            165,362
 Change in non-admitted assets                 --             27,343
 Change in asset valuation reserve             --          1,215,938
 Capital contribution from former
  parent                                       --          1,500,000
 Repayment of surplus notes                    --         (7,500,000)
                                          -----------    -----------
Capital and surplus, end of year          $21,666,904    $20,950,842
                                          ===========    ===========

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow

                                                   Year Ended December 31,
                                                ----------------------------
                                                   1994            1993
                                                -----------    -------------
Cash provided:
 From operations:
  Premiums, net of reinsurance                  $  (517,538)   $    (945,786)
  Net investment income                           2,509,918        7,722,103
  Life and health claims paid                    (1,528,522)      (1,025,253)
  Surrender benefits paid                        (9,972,288)    (173,957,970)
  Other benefits to policyholders                   (37,317)         (11,662)
  Increase in policy loans                       (3,009,333)      (4,024,437)
  Commissions and other expenses                   (662,359)        (933,105)
  Federal income taxes                             (489,270)         (77,502)
  Net transfers to separate accounts             15,252,760       14,183,249
  Other, net                                        220,868       (3,333,170)
                                                -----------    -------------
    Net cash provided (used in) operations        1,766,919     (162,403,533)
                                                -----------    -------------
 From investments sold or matured                 2,000,000      140,387,210
 Repayment of notes receivable                       --           49,292,449
 Capital contribution by former parent               --            1,500,000
 Other sources                                    1,437,058        9,717,652
                                                -----------    -------------
                                                  3,437,058      200,897,311
                                                -----------    -------------
    Total cash provided                           5,203,977       38,493,778
                                                -----------    -------------
Capital applied:
 For investments acquired                         7,535,938       10,671,205
 Payable to former affiliates and parent             --           15,355,418
 Other applications                                 985,612        7,624,614
                                                -----------    -------------
    Total cash applied                            8,521,550       33,651,237
                                                -----------    -------------
Increase (decrease) in cash and cash
  equivalents                                    (3,317,573)       4,842,541
Cash and cash equivalents, beginning of year      8,783,074        3,940,533
                                                -----------    -------------
Cash and cash equivalents, end of year          $ 5,465,501    $   8,783,074
                                                ===========    =============

See accompanying notes to statutory financial statements.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements
                          December 31, 1994 and 1993

(1) Organization:
On October 1, 1993, Keyport Life Insurance Company ("Keyport Life") acquired the common stock of Crown America Life Insurance Company (the "Company"), a Michigan insurance company, for $27,877,000 from Crown America Holding Company, a wholly owned subsidiary of Crown Life Insurance Company ("Crown Life", collectively). On December 29, 1993, Crown America was redomesticated to the state of Rhode Island and, on January 10, 1994, the name was changed to Keyport America Life Insurance Company. On February 22, 1994, the acquisition was completed with the contingent purchase price payment to Crown Life of $961,000.

   The Company is a wholly owned subsidiary of Keyport Life. Keyport Life is a wholly owned subsidiary of SteinRoe Services Incorporated ("SteinRoe"). SteinRoe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a wholly owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

(2) Summary of Significant Accounting Policies:
   (a) Basis of Reporting

     The accompanying financial statements have been prepared in accordance with insurance accounting practices prescribed or permitted by the Insurance Department of the State of Rhode Island. Pursuant to statutory requirements
(a) acquisition costs such as commissions and other costs related to acquiring new business are charged to current operations as incurred, whereas premiums are recorded upon issuance of the related policies; (b) policy reserves are based on statutory mortality and interest requirements without consideration of withdrawals. A majority of the Company's policies are subject to surrender charges. Mortality assumptions utilize the 1980 CSO actuarial tables for life insurance with a 4% assumed rate; (c) deferred federal income taxes are not provided; (d) certain assets designated as "non-admitted assets" (principally amounts receivable) have been excluded from the statements of admitted assets, liabilities and capital and surplus by a charge to surplus; (e) bonds are generally carried at amortized cost irrespective of the Company's investment portfolio activity; (f) the asset valuation reserve, which is in the nature of a contingency reserve for possible losses on investments, is recorded as a liability through a charge to surplus; and (g) the interest maintenance reserve, which is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes on fixed income investments, is also recorded as a liability. These deferred net realized investment gains or losses are amortized into future income generally over the original period to maturity of the assets sold.

   (b) Investments

     All investments are valued in accordance with guidelines provided by the National Association of Insurance Commissioners (NAIC). Fixed maturities are carried at amortized cost. Policy loans are carried at the unpaid principal balance plus accrued interest.

     Net realized investment gains or losses include gains on sales of equity securities and credit related gains and losses on fixed maturities, net of applicable federal income taxes. Interest related investment gains or losses are deferred in the interest maintenance reserve and amortized under the grouped method. The grouped method classifies realized investment gains and losses, net of applicable taxes, according to the number of calendar years to expected maturity. The groupings are in bands of five calendar years with amortization factors for each band provided by the NAIC's Securities Valuation Office.

     Due and accrued investment income is excluded from investment income for bonds where the collection of interest is uncertain.

   (c) Cash and Cash Equivalents

     Cash and cash equivalents include short-term investments which have an original maturity of three months or less from the time of purchase.

   (d) Separate Accounts

     Separate account assets, which are valued at market, consist principally of investments in mutual funds and are included as a separate caption in the statement of admitted assets, liabilities and capital and surplus. Investment income and changes in asset values are fully allocated to variable contract holders and, therefore, do not affect operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. Fees earned by the Company related to these contracts were $3,196,000 and $3,245,000 for the years ended December 31, 1994 and 1993, respectively, and are included in net transfers to separate accounts on the Statement of Operations.

(3) Investments:

   (a) Fixed Maturities

     Fair values of publicly traded securities are as reported by an independent pricing service. The carrying value and fair value of investments in fixed maturities at December 31, 1994 and 1993 are as follows:

                                           December 31, 1994
                          ---------------------------------------------------
                                           Gross       Gross
                            Carrying   Unrealized   Unrealized       Fair
                              Value        Gains       Losses        Value
                          -----------    --------    ---------   -----------
U.S. Treasury securities  $18,888,317     $4,713     $(877,092)   $18,015,938
                          ===========     ======     =========    ===========

                                         December 31, 1993
                           --------------------------------------------------
                                           Gross       Gross
                            Carrying   Unrealized   Unrealized       Fair
                              Value        Gains       Losses        Value
                            ----------    --------    ---------   -----------
U.S. Treasury securities   13,469,296    $159,818    $(105,897)   $13,523,217
                           ==========    ========    =========    ===========

     The carrying value and fair value of fixed maturities at December 31, 1994 and 1993, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                            December 31, 1994           December 31, 1993
                                         ------------------------   -------------------------
                                         Carrying        Fair        Carrying        Fair
                                           Value         Value         Value         Value
                                       -----------   -----------   -----------    -----------
Due in one year or less                $ 6,504,400   $ 6,388,125   $ 1,946,108    $ 1,980,072
Due after one year through five
  years                                 12,383,917    11,627,813    11,523,188     11,543,145
                                       -----------   -----------   -----------    -----------
    Total fixed maturities             $18,888,317   $18,015,938   $13,469,296    $13,523,217
                                       ===========   ===========   ===========    ===========

     At December 31, 1994 and 1993, bonds with an amortized cost of $1,950,976 and $3,857,123, respectively, were on deposit with regulatory authorities.

   (b) Net Investment Income:

     Net investment income is summarized as follows:

                                              Year Ended December 31,
                                              ------------------------
                                                  1994         1993
                                              ----------   -----------
Fixed maturities                              $  907,608    $2,354,551
Policy loans                                   1,441,096     1,254,187
Cash and cash equivalents                         37,437       127,437
Mortgage loans                                    --         1,337,366
Notes receivable                                  --           833,958
                                              ----------    ----------
Gross investment income                        2,386,141     5,907,499
Investment expenses                               --           406,163
                                              ----------    -----------
                                               2,386,141     5,501,336
Amortization of interest maintenance
  reserve                                         46,925        57,907
                                              ----------    -----------
    Net investment income                     $2,433,066    $5,559,243
                                              ==========    ===========

   (c) Net Realized Investment Gains and Losses:

     Proceeds of sales of investments in fixed maturities during 1994 and 1993 were $0 and $93,453,112, respectively. For 1993, net realized investment gains of $1,829,468 included gross gains of $1,990,975 and gross losses of $161,507.

(4) Fair Value of Financial Instruments:
Estimated fair values for the Company's investments in fixed maturities and equity securities are presented in Note 3. Fair value estimates, methods and assumptions are set forth below for the Company's other financial instruments.

(a) Policy loans

     The carrying value of policy loans approximates fair value at December 31, 1994 and 1993.

   (b) Reserves for Future Policy Benefits

     The fair value of deposit liabilities with no stated maturity is equal to the amount payable on demand. The Company considers its reserve for future policy benefits to be similar to deposit liabilities.

     The carrying value and estimated fair value of the reserves for future policy benefits are $38,157,885 and $35,556,709, respectively at December 31, 1994, and $35,850,607 and $33,026,993, respectively at December 31, 1993.

(5) Federal Income Taxes:
The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company has loss carryforwards for Federal income tax purposes of approximately $10,208,000. These operating loss carryforwards are limited to use against future taxable profits of the Company and expire through 2006.

   Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate of 34% to income before federal income taxes and net realized gains (losses) on investments for the following reasons:

                                         Year Ended December 31,
                                        ------------------------
                                           1994          1993
                                       ----------      --------
Computed expected tax expense          $1,044,208      $180,124
Net operating loss carryforward          (516,718)      (89,000)
Net amortization of investment
  discounts and premiums                  (49,386)      (23,498)
Excess of statutory over tax
  reserves                                455,940       (46,652)
Other (net)                               (15,854)         (974)
                                       ----------      --------
    Federal income tax expense         $  918,190      $ 20,000
                                       ==========      ========

   Income taxes paid were $489,270 and $77,502 for the years ended December 31, 1994 and 1993, respectively.

   The Company will file a separate return until it is eligible to file a consolidated return with Liberty Mutual in 1999.

(6) Transactions with Affiliated Companies:
The Company reimbursed Keyport Life for expenses incurred on its behalf for the year ended December 31, 1994. The reimbursements included corporate general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amount reimbursed in 1994 was $450,000.

   The Company receives a management fee from an affiliated company based on the level of separate account assets. The total amount received in 1994 was $225,375.

   During 1993, prior to its acquisition by Keyport Life, the Company received a $1,500,000 capital contribution from Crown Life.

   At December 31, 1989, the Company entered into a coinsurance agreement with Crown Life for certain guaranteed investment contracts. The agreement with Crown Life was terminated on October 1, 1993. The Company paid $164,141,000 during 1993 for maturities, surrenders and recaptures related to these contracts.

   During the years 1992 and 1991, the Company sold mortgages to Crown Life in exchange for notes carrying the same interest yield, term to maturity and characteristics as the mortgages sold. Crown Life repaid these notes during 1993.

   During 1993 and 1992, the Company advanced $1,913 and $2,000,000, respectively, to Crown Life by way of demand promissory notes which bear interest at the United States prime rate. These notes were repaid on October 1, 1993.

   At December 31, 1992, the Company was indebted to Crown Life in the amount of $18,881,000 by way of demand promissory notes. These notes were repaid during 1993.

   The debenture due to Crown Life in the amount of $7,500,000 at December 31, 1992 was a subordinated surplus debenture which was repaid on October 1, 1993.

(7) Capital and Surplus and Shareholder Dividend Restrictions:

   The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Rhode Island is subject to restrictions related to statutory surplus and statutory net gains from operations. For 1995, such restriction would limit dividends to approximately $2,153,000.

(8) Reinsurance:

   In the ordinary course of business the Company reinsures certain risks associated with its life and annuity policies. Although reinsurance agreements contractually obligate the Company's reinsurers, the Company is contingently liable for these amounts in the event the assuming insurance organizations are unable to meet their contractual obligations. At December 31, 1994, the Company's reinsurance was concentrated with one company. At December 31, 1994 and 1993, total reinsurance in force ceded was $124,209,000 and $140,591,000, respectively. Premiums ceded were $517,538 and $120,403 for the years ended December 31, 1994 and 1993, respectively.

(9) Commitments and Contingencies:

   The Company is involved, from time to time, in litigation incidental to its business. In the opinion of management, the resolution of such litigation is not expected to have a material adverse affect on the Company.

(10) Risk Based Capital:

   Effective December 31, 1993, life and health insurance companies are required to calculate Risk Based Capital (RBC) in accordance with instructions set forth by the NAIC. RBC is a means of setting the capital standards for insurance companies to support their operations and encompasses various risks associated with the business including asset quality, premium volume, policy reserves and interest rates. The RBC is then compared to the Company's total adjusted capital, which is comprised of reported capital and surplus adjusted for the asset valuation reserve. The Company's capital and surplus significantly exceeds RBC requirements at December 31, 1994.

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data

   The following is a summary of certain financial data included in our exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

 Investment income earned
  Government bonds                                                        $  907,608
  Other bonds (unaffiliated)                                                  --
                                                                           -----------
  Bonds of affiliates                                                         --
                                                                           -----------
  Preferred stocks (unaffiliated)                                             --
                                                                           -----------
  Preferred stocks of affiliates                                              --
                                                                           -----------
  Common stocks (unaffiliated)                                                --
                                                                           -----------
  Common stocks of affiliates                                                 --
                                                                           -----------
  Mortgage loans                                                              --
                                                                           -----------
  Real estate                                                                 --
                                                                           -----------
  Premium notes, policy loans and liens                                    1,441,096
                                                                           -----------
  Collateral loans                                                            --
                                                                           -----------
  Cash on hand and on deposit                                                 20,423
                                                                           -----------
  Short-term investments                                                      17,014
                                                                           -----------
  Other invested assets                                                       --
                                                                           -----------
  Derivative instruments                                                      --
                                                                           -----------
  Aggregate write-ins for investment income                                   --
                                                                           -----------

  Gross investment income                                                 $2,386,141
                                                                           ===========

Real estate owned--book value less encumbrances                               --
                                                                           ===========

Mortgage loans--book value:
  Farm mortgages                                                              --
                                                                           -----------
  Residential mortgages                                                       --
                                                                           -----------
  Commercial mortgages                                                        --
                                                                           -----------

  Total mortgage loans                                                        --
                                                                           ===========

Mortgage loans by standing--book value:
  Good standing                                                               --
                                                                           ===========
  Good standing with restricted terms                                         --
                                                                           ===========
  Interest overdue more than three months, not in foreclosure                 --
                                                                           ===========
  Foreclosure in process                                                      --
                                                                           ===========

Other long-term assets--statement value                                       --
                                                                           ===========
Collateral loans                                                              --
                                                                           ===========
Bonds and stocks of parents, subsidiaries and affiliates--book value
  Bonds                                                                       --
                                                                           ===========
  Preferred stocks                                                            --
                                                                           ===========
  Common stocks                                                               --
                                                                           ===========

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data
                                 (continued)

 Bonds and short-term investments by class and maturity:

 Bonds by maturity--statement value
  Due within one year or less                                               $  6,504,400
                                                                             -------------
  Over 1 year through 5 years                                                 12,383,917
                                                                             -------------
  Over 5 years through 10 years                                                  --
                                                                             -------------
  Over 10 years through 20 years                                                 --
                                                                             -------------
  Over 20 years                                                                  --
                                                                             -------------

  Total by maturity                                                         $ 18,888,317
                                                                             =============

 Bonds by class--statement value
  Class 1                                                                   $ 18,888,317
                                                                             -------------
  Class 2                                                                        --
                                                                             -------------
  Class 3                                                                        --
                                                                             -------------
  Class 4                                                                        --
                                                                             -------------
  Class 5                                                                        --
                                                                             -------------
  Class 6                                                                        --
                                                                             -------------

  Total by class                                                            $ 18,888,317
                                                                             =============

  Total bonds publicly traded                                               $ 18,888,317
                                                                             =============
  Total bonds privately placed                                                   --
                                                                             =============
Preferred stocks--statement value                                                --
                                                                             =============
Common stocks--market value                                                      --
                                                                             =============
Short-term investments--book value                                               --
                                                                             =============
Financial options owned--statement value                                         --
                                                                             =============
Financial options written and in force--statement value                          --
                                                                             =============
Financial futures contracts open--current price                                  --
                                                                             =============
Cash on deposit                                                             $  5,465,501
                                                                             =============

Life insurance in force:
 Industrial                                                                      --
                                                                             =============
 Ordinary                                                                   $318,477,385
                                                                             =============
 Credit life                                                                     --
                                                                             =============
 Group life                                                                      --
                                                                             =============

Amount of accidental death insurance in force under ordinary policies            --
                                                                             =============

Life insurance policies with disability provisions in force:
 Industrial                                                                      --
                                                                             =============
 Ordinary                                                                        --
                                                                             =============
 Credit life                                                                     --
                                                                             =============
 Group life                                                                      --
                                                                             =============

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data
                                 (continued)

 Supplementary contracts in force:
  Ordinary--not involving life contingencies              --
                                                        =========
  Amount on deposit                                       --
                                                        =========
  Income payable                                          --
                                                        =========

 Ordinary--involving life contingencies
  Income payable                                          --
                                                        =========

 Group--not involving life contingencies
  Amount on deposit                                       --
                                                        =========
  Income payable                                          --
                                                        =========

 Group--involving life contingencies
  Income payable                                          --
                                                        =========

Annuities:
 Ordinary
  Immediate--amount of income payable                     --
                                                        =========
  Deferred--fully paid account balance                    --
                                                        =========
  Deferred--not fully paid--account balance            $111,795
                                                        =========

 Group
  Amount of income payable                                --
                                                        =========
  Fully paid account balance                              --
                                                        =========
  Not fully paid--account balance                         --
                                                        =========

Accident and health insurance--premiums in force
 Ordinary                                                 --
                                                        =========
 Group                                                    --
                                                        =========
 Credit                                                   --
                                                        =========

Deposit funds and dividend accumulations:
 Deposit funds--account balance                           --
                                                        =========
 Dividend accumulations--account balance                  --
                                                        =========

                     KEYPORT AMERICA LIFE INSURANCE COMPANY
              Annual Statement for the Year Ended December 31, 1994
                    Schedule 1 -- Selected Financial Data
                                 (continued)

 Claim payments 199X:
 Group accident and health year - ended December 31, 199X
  1994                                                                          --
                                                                           =========
  1993                                                                        --
                                                                           =========
  1992                                                                        --
                                                                           =========
 Other accident and health
  1994                                                                        --
                                                                           =========
  1993                                                                        --
                                                                           =========
  1992                                                                        --
                                                                           =========
 Other coverages that use developmental methods to calculate claims reserves
  1994                                                                        --
                                                                           =========
  1993                                                                        --
                                                                           =========
  1992                                                                        --
                                                                           =========